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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                  Date of Event Requiring Report: April 9, 2003

                         WINESHARES INTERNATIONAL, INC.
                         ______________________________
             (Exact name of registrant as specified in its charter)


               NEVADA          000-33403               98-0349285
               ______          _________               __________
               (State of       (Commission             (IRS Employer
               Incorporation)  File Number)           Identification #)


                              517-518 MOBERLY ROAD
                                 VANCOUVER, B.C.
                                     V5Z 4G3
                         _______________________________
                     (Address of Principal Executive Offices)

                                 (604) 876-8096
                   __________________________________________
               (Registrant's telephone number, including area code)

                                 Not Applicable
                        _________________________________
                      (Registrant's Former Name and Address)



                                Explanatory Note
                                _________________
The  purpose  of  this  amendment  is  to  amend  Item 4, Change in Registrant's
________________________________________________________________________________
Certifying  Accountant
______________________


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ITEM  1.  CHANGES  IN  CONTROL  OF  REGISTRANT

None

ITEM  2.  ACQUISITION  OR  DISPOSITION  OF  ASSETS

None

ITEM  3.  BANKRUPTCY  OR  RECEIVERSHIP

 None

ITEM  4.  CHANGE  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANT

Bruce T. Hamilton Corporation (the "Former Accountant") resigned as principal accountants for Wineshares International, Inc. (the "Company") on April 8, 2003. The Company has engaged Dohan & Company as its principal accountants effective April 9, 2003. The decision to change accountants has been approved by the Company's board of directors.



The Former Accountant's report dated August 12, 2002 on the Company's consolidated financial statements as of and for the fiscal year ended April 30, 2002 and the Former Accountant's report dated May 11, 2001 on the Company's consolidated financial statement as of and for the fiscal year ended April 30, 2001 did not contain an adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles.

In connection with the audits for the fiscal year ended April 30, 2001, April 30, 2002, and the subsequent interim period ending April 8, 2003, there were no disagreements with the Former Accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to the satisfaction of the Former Accountant would have caused them to make reference thereto in their report on the financial statements for such year.

In connection with the audits for the fiscal year ended April 30, 2001, April 30, 2002, and the subsequent interim period ending April 8, 2003, the Former
Accountant did not advise the Company with respect to any of the matters described in paragraphs (a)(1)(v)(A) through (D) of Item 304 of Regulation S-K.



The Company has provided the Former Accountant with a copy of a draft Form 8-K disclosing the resignation of the Former Accountant on April 8, 2003 and has requested in writing that the Former Accountant furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not they agree with such disclosures. A copy of the Former Accountant's response is attached hereto and incorporated herein by this reference.


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ITEM  5.  OTHER  EVENTS  AND  REGULATION  FD  DISCLOSURE

None

ITEM  6.  RESIGNATIONS  OF  REGISTRANT'S  DIRECTORS

None

ITEM  7.  FINANCIAL  STATEMENTS  AND  EXHIBITS
FINANCIAL  STATEMENTS

None

EXHIBITS

Exhibit  16.1      -  Letter  from  Bruce  T.  Hamilton Corp., former accountant

ITEM  8.  CHANGE  IN  FISCAL  YEAR

None

ITEM  9.  REGULATION  FD  DISCLOSURE

None


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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              WINESHARES  INTERNATIONAL,  INC.


                               By:  /s/ Buko  von  Krosigk
                                   ------------------------------
                                     Buko  von  Krosigk
                                     Chief  Executive  Officer


                               Date: May  8,  2003




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